Net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss	6 Months Ended
Jun. 30, 2023
Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss [Abstract]
Disclosure of Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss [text block]
Net interest income and net gains (losses) on financial
assets/liabilities at fair value through profit or loss
	Three months ended		Six months ended
in € m.	Jun 30, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Net interest income	4,192	3,364	8,074	6,217
Trading income[1]	674	1,812	2,070	2,771
Net gains (losses) on non-trading financial assets mandatory at fair value through profit or loss	7	(107)	123	37
Net gains (losses) on financial assets/liabilities designated at fair value through profit or loss	(38)	110	(15)	311
Total net gains (losses) on financial assets/liabilities at fair value through profit or loss	643	1,815	2,178	3,119
Total net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss[2]	4,835	5,179	10,252	9,336
Corporate Treasury Services	740	584	1,546	1,145
Institutional Client Services	244	117	466	234
Business Banking	315	154	593	307
Corporate Bank	1,299	856	2,604	1,686
FIC Sales & Trading	2,084	2,356	4,472	5,157
Remaining Products	(78)	(196)	(65)	(228)
Investment Bank	2,006	2,160	4,408	4,929
Private Bank Germany	1,089	1,309	2,108	2,255
International Private Bank	550	474	1,101	904
Private Bank	1,639	1,783	3,208	3,159
Asset Management	18	(69)	(2)	(137)
Corporate & Other	(127)	449	34	(300)
Total net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss	4,835	5,179	10,252	9,336

[1] Trading income includes gains and losses from derivatives not qualifying for hedge accounting
[2] Prior year segmental information has been aligned to presentation in the current year
Interest and similar income included negative interest expense of € 25 million for the three months ended June 30, 2023, and € 388 million for the three months ended June 30, 2022, and € 61 million for the six months ended June 30, 2023, and € 745 million for the six months ended June 30, 2022. The negative interest expense resulted from financial liabilities due to banks, client deposits and cash collateral payables on derivative instruments.
In addition, interest expense included negative interest income of € 15 million for the three months ended June 30, 2023, and € 192 million for the three months ended June 30, 2022, and € 37 million for the six months ended June 30, 2023, and € 376 million for the six months ended June 30, 2022. The negative interest income resulted from financial assets due to cash and balances at central banks, loans and advances to banks, and cash collateral receivables on derivative instruments.

Impact of ECB Targeted Longer term Refinancing Operations (TLTRO III) [text block]	Impact of ECB Targeted Longer-term Refinancing Operations (TLTRO III) The Governing Council of the ECB decided on a number of modifications to the terms and conditions of its TLTRO III-refinancing program in order to support funding of credit to households and firms and the current economic disruption. The Group considered the initial benefits that arose from borrowing under TLTRO III as government grant from a below-market loan under IAS 20 and recognizes subsequent benefits in accordance IFRS 9. The current interest rate on all remaining TLTRO III operations is indexed on the average applicable key ECB interest rates from that date onward. As of June 30, 2023, the Group has borrowed € 22.4 billion (June 30, 2022: € 44.7 billion) under the TLTRO III-refinancing program. The resulting net interest income includes € (216) million for the three months ended June 30, 2023 (June 30, 2022: € 109 million) and € (385) million for the six months ended June 30, 2023 (June 30, 2022: € 223 million) under the TLTRO III program.